NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

     THIS AWARD AGREEMENT is dated as of the 31st day of December, 1999, by and between THE TRACKER CORPORATION OF AMERICA, a Delaware corporation ("Tracker"), and JAY S. STULBERG, a citizen of the Province of Ontario, Canada (the "Participant"). Unless otherwise expressly provided herein, capitalized terms used herein have the same meanings assigned to them in the Amended and Restated 1994 Stock Incentive Plan (the "Plan").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Participant, in accordance with the Plan has been granted as of the date hereof (the "Award Date") a stock option ("Option" or "Award") to purchase all or any part of the total number of shares of Common Stock of Tracker set forth on Schedule I upon the terms and conditions hereinafter set forth; and

     WHEREAS, the Participant and Tracker desire to enter into a written agreement in accordance with the Plan;

     NOW THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows;

     1.     GRANT  OF  OPTION.  Tracker has granted to the Participant the right
            -----------------
and option to purchase, in accordance with the Plan and on the terms and conditions of the Plan and those hereinafter set forth, all or any part of the total number of shares of Common Stock set forth on Schedule I at the exercise price per share set forth on Schedule I attached hereto and incorporated herein by reference (the "Price"), exercisable from time to time subject to the provisions of this Award Agreement prior to the close of business on December 30, 2009 (the "Expiration Date"). Such Price has been determined by the Committee in accordance with Section 3.2 of the Plan. It is the intention of Tracker that the Option constitute a non-qualified stock option and not be deemed to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

     2.     EXERCISABILITY  OF  OPTION.  Except  as  otherwise  provided in this
            --------------------------
Award Agreement, the Option may be exercised in accordance with the vesting schedule set forth on Schedule II attached hereto and incorporated herein by reference and the Option may only be exercised at any given time to the extent the Option has vested in accordance with Schedule II; provided, however, that the Option may not be exercised as to less than 1,000 shares at any one time unless the number of shares purchased is the total number at the time available for purchase under the Option. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

     3.     METHOD  OF  EXERCISE  AND PAYMENT.  Each exercise of any part of the
            ---------------------------------
Option shall be by means of written notice of exercise duly delivered to Tracker, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required pursuant to
Section 10 below and payment of the Price in full (i) in cash or by certified or cashier's check payable to the order of Tracker, (ii) by a promissory note made by the Participant in favor of Tracker, upon the terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), (iii) by shares of Common Stock of Tracker already owned by the Participant, or (iv) by application of the then market value of vested Options of the Company (net of the Option price); provided, however, the Committee may in its absolute discretion limit the Participant's ability to exercise the Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery.

     4.     CONTINUANCE  OF  EMPLOYMENT.  Nothing  contained  in  this  Award
            ---------------------------
Agreement or in the Plan shall confer upon the Participant any right to continue in the employ of Tracker or constitute any contract or agreement of employment. Nothing contained in this Award Agreement or in the Plan shall interfere in any way with the right of Tracker to (i) terminate the employment of the Participant, or (ii) reduce the compensation received by the Participant from the rate in existence on the Award Date provided that nothing herein shall modify any written employment agreement as may now exist or hereinafter be entered into between Participant and Tracker.

     5.     EFFECT  OF  TERMINATION  OF  RELATIONSHIP.
            -----------------------------------------

            (a) If the Participant ceases to be employed by Tracker for any reason other than breach by Tracker of any written employment agreement in effect between the Participant and Tracker, the Option shall terminate to the extent not vested. Notwithstanding the vesting schedule in Schedule II, if Tracker has breached any written employment agreement with the Participant, and as a result Participant's employment is terminated, the Option shall become fully vested upon such termination of employment. In no event may any Option be exercised by any person after the Expiration Date.

            (b) Except as may be otherwise provided in Section 422 of the Internal Revenue Code of 1986, as amended, or in the Plan, upon termination of Participant's employment by reason of retirement, disability or death, the Option, to the extent vested, may be exercised by the Participant or his executor or administrator, as the case may be, at any time during the Option period.

            (c) Any transfer of Participant's employment between Tracker and any of its existing or future subsidiaries or between any two subsidiaries shall not be deemed to be a termination of Participant's employment for purposes of implementation of the Plan.

     6.     ASSIGNABILITY  OF  OPTION.  To  the  extent  this  Option  is not an
            -------------------------
incentive stock option as defined in Section 422 of the Internal Revenue Code, interests in the Option shall be freely transferable and assignable.

     7.     ADJUSTMENTS  UPON SPECIFIED CHANGES.  As set forth in Section 4.2 of
            -----------------------------------
the Plan, upon the occurrence of specified events relating to Tracker's stock, adjustments will be made in the number and kind of shares that may be issuable under an Option. In addition, upon the occurrence of specified events relating to Tracker, such as its dissolution or liquidation, a reorganization, merger or consolidation in which it is not the surviving corporation, or upon sale of all or substantially all of Tracker's property, unless provision is otherwise made and subject to the provisions of Section 4.4 of the Plan, the Plan and any outstanding Options will terminate.

     8.     ACCELERATION.  Upon  the  occurrence  of  an Event, the Option shall
            ------------
become immediately vested to the full extent theretofore not exercisable unless prior to an Event the Board determines otherwise pursuant to Section 4.4 of the Plan. However, no Option shall be accelerated to a date less than six months after the Award Date.

     9.     PARTICIPANT  NOT  A  SHAREHOLDER.  Neither  the  Participant nor any
            --------------------------------
other person entitled to exercise the Option shall have any of the rights or privileges of a shareholder of Tracker as to any shares of Common Stock not actually issued and delivered to him. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate or certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

     10.     APPLICATION  OF  SECURITIES  LAWS.
             ---------------------------------

            (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission and any other regulatory agencies, including any other state securities law commissioners having jurisdiction over Tracker or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Participant represents, agrees and certifies that if the Participant exercises the Option in whole or in part, the Participant will acquire the Common Stock issuable upon such exercise for the purpose of investment and not with a view to resale or distribution and that, as a condition to each such exercise, he will furnish to Tracker a written statement to such effect, satisfactory in form and substance to Tracker.

            (b) The Participant understands that the certificate or certificates representing the Common Stock acquired pursuant to the Option may bear a legend referring to the fact that the Common Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and has not been qualified under any state securities laws and any limitations under the Securities Act and state securities laws with respect to the transfer of such Common Stock, and Tracker may impose stop transfer instructions to implement such limitations, if applicable. Any person or persons entitled to exercise the Option under the provisions of Section 5 above shall be bound by and obligated under the provisions of this Section 10 to the same extent as is the Participant.

            (c) The Committee may impose such conditions on an Option or on its exercise or acceleration or on the payment of any withholding obligation (including without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

            (d) If at any time prior to the Expiration Date, the Company causes a registration statement ("Registration") under the Securities Act to become effective with respect to any shares of its Common Stock, the Company shall, within sixty (60) calendar days of the effective date of the Registration prepare and file with the Securities and Exchange Commission a registration statement on Form S-8 or any successor or similar forms with respect to the shares of its Common Stock reserved for issuance pursuant to the Plan and use its reasonable commercial efforts to cause such registration statement to become effective, and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective.

     11.     NOTICES.  Any  requests  or  notices to be given hereunder shall be
             -------
deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three (3) days after deposit thereof in the United States mail, registered, return receipt requested, and postage prepaid, addressed, if to the Participant, at the address given beneath the Participant's signature set forth below, and if to Tracker, at the executive offices of Tracker.

     12.     EFFECT  OF  AWARD  AGREEMENT.  The Award Agreement shall be assumed
             ----------------------------
by, be binding upon and inure to the benefit of (i) any successor or successors of Tracker to the extent provided in Section 4.2(b) of the Plan and (ii) any Beneficiary or Personal Representative of the Participant as provided in Section
4.3  of  the  Plan.

     13.     TAX  WITHHOLDING.  The  provisions  of  Section 4.6 of the Plan are
             ----------------
hereby incorporated and shall govern any withholding that Tracker employing the Participant is required to make with respect to an exercise of the Option, as well as Tracker's right to condition a transfer of Common Stock upon compliance with the applicable withholding requirements of federal, state and local authorities.
     14.     TERMS  OF  PLAN  GOVERN.  The  Option  and this Award Agreement are
             -----------------------
subject to, and Tracker and the Participant agree to be bound by, all of the terms and conditions of the Plan. The Participant acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference. The rights of the Participant are subject to limitations, adjustments, modifications, suspension and termination in certain circumstances and upon the occurrence of certain conditions as set forth in the Plan.

     15.     LAWS  APPLICABLE  TO  CONSTRUCTION.  The  Option  has been granted,
             ----------------------------------
executed and delivered as of the day and year first above written. This Award Agreement and all amendments, modifications, alterations or supplements hereto shall be deemed to have been executed in the State of Delaware, and shall be governed and construed as to both substantive and procedural matters in accordance with the laws of the State of Delaware, but excepting any rule which would result in the application of the law of a jurisdiction other than the State of Delaware. Tracker and Participant hereby irrevocably waive any objection which it may now or hereafter have to the laying of venue of the proceedings under this provision in the federal or state courts of the State of Delaware as well as any claim that any such proceedings are in an inconvenient forum and hereby release the other party from the requirement of posting any bond in connection with the pursuit of temporary or interlocutory injunctive relief or specific performance, to the extent permitted by law.

     16.     NOTICE OF DISPOSITION.  The Participant agrees to notify Tracker of
             ---------------------
any sale or other disposition of any shares of Common Stock received upon exercise of the Option if such sale or disposition occurs within two years after the Award Date or within one year after the date of exercise of the Option.

     17.     WAIVER.  The waiver by any party hereto of a breach of or a default
             ------
under any provision of this Award Agreement by another party hereto shall not be effective unless in writing and shall not be construed as a waiver of any succeeding breach of or default under the same or any other provision, nor shall any delay or omission on the part of any party hereto to exercise or avail itself of any right, power or privilege of such party hereto be construed as a waiver of such right, power or privilege. Any right, power or remedy provided under this Award Agreement to any party hereto shall be cumulative and in addition to any other right, power or remedy provided under this Award Agreement or existing in law or in equity (including, without limitation, the remedies of injunctive relief and specific performance).

     18.     COUNTERPARTS.  This  Award  Agreement may be executed in any number
             ------------
of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. A facsimile copy of any such counterpart or of the original execution of any such counterpart shall be fully as effective as the original executed copy.

     19.     BINDING  EFFECT.  Except  as  otherwise  set  forth  herein  to the
             ---------------
contrary, all of the terms, covenants, agreements and conditions herein contained shall be binding upon and shall inure to the benefit of all of the parties hereto, and their respective successors and permitted assigns.

     20.     SEVERABILITY.  In the event that any one or more of the provisions,
             ------------
or parts of any provisions, contained in this Award Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the same shall not invalidate or otherwise affect any other provisions hereof, and this Award Agreement shall be construed as if such invalid, illegal or unenforceable provision or part of any provision had never been contained herein.

     21.     CAPTIONS.  Section  headings,  titles  or captions contained herein
             --------
are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of the Agreement or the intent of any provision hereof.

     22.     IDENTIFICATION.  Whenever the singular number is used in this Award
             --------------
Agreement and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders.

     23.     FURTHER  ASSURANCES.  The  parties  hereto  shall  sign  such other
             -------------------
instruments, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement.

     24.     ENTIRE  AGREEMENT.  This  Award  Agreement  supersedes  all  prior
             -----------------
discussions and agreements among the parties hereto with respect to the subject matter contained herein, and, together with the Plan, contains the sole and entire agreement between the parties hereto with respect to the transactions contemplated herein. This Award Agreement may be amended only by an instrument in writing signed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed his Award Agreement as of the date first above written.

                                         THE  TRACKER  CORPORATION  OF  AMERICA,
                                         a  Delaware  corporation


                                         By:/s/  Bruce  I.  Lewis
                                           -------------------------------------
                                         Bruce I. Lewis, Chief Executive Officer


                                              [CORPORATE  SEAL]

                                         PARTICIPANT:


                                         /s/  Jay  S.  Stulberg
                                         ---------------------------------------
                                         JAY STULBERG

                                   SCHEDULE I

                       NUMBER OF SHARES AND EXERCISE PRICE

Number of Option Shares                                 Exercise Price Per Share
-----------------------                                 ------------------------

     600,000                                                   $.118

                                  SCHEDULE  II

                               VESTING OF OPTIONS


Award Date to    January 1, 2000 to   January 1, 2001 to   January 1, 2002 to
 December 31,       December 31,         December 31,         December 31,
    2000                2001                2002                 2003
0 shares         200,000 shares       200,000 shares       200,000 shares
   0%               33.33%                66.67%                 100%